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            SUPPLEMENT DATED DECEMBER 16, 2004 TO BE ATTACHED TO THE
      DIVERSIFIED INSTITUTIONAL FUNDS GROUP/THE DIVERSIFIED INSTITUTIONAL
                     STRATEGIC ALLOCATION FUNDS PROSPECTUS
                               DATED MAY 1, 2004

     Effective December 16, 2004, Diversified Investment Advisors, Inc. terminated its Investment Subadvisory Agreement with respect to the Special Equity Fund with Westport Asset Management, Inc. and entered into a new Investment Subadvisory Agreement with EARNEST Partners, LLC ("EARNEST"). EARNEST was formed in 1989 and is owned by its employees. EARNEST has been a registered investment adviser since 1989. The principal business address of EARNEST Partners, LLC is 75 14(th) Street, Suite 2300, Atlanta, Georgia 30309. The day-to-day management of the Fund on behalf of EARNEST is overseen by a team of individuals.
Form No. 3155 (rev. 12/2004)                                            33-61810
                                                                       333-00295